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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 17, 1996, included in this Form 10-K for the year ended December 31, 1995, into Illinois Bell Telephone Company's previously filed Registration Statement File No. 33-50007.



                                         ARTHUR ANDERSEN LLP

Chicago, Illinois
March 11, 1996